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                                                                    EXHIBIT 10.3


                            First Union National Bank
                              Portfolio Management
                                     PA 1310
                             123 South Broad Street
                      Philadelphia, Pennsylvania 19109-1199
                                Fax 215-985-3143


                                 March 16, 1998


Relland Winand
Chief Financial Officer
ECC International Corp.
176 Strafford Ave.
Wayne, PA  19087-3377

Dear Rell:

         Reference is made to that certain:

         1. Term Loan and Revolving Credit Agreement, dated as of September 20, 1994 (together with all amendments and modifications thereto), by and between ECC International Corp. ("ECC"), and First Fidelity Bank, National Association (the "Bank"; now named First Union National Bank), and all of the documents, instruments and agreements executed in connection therewith (collectively, the "ECC Loan Documents").

         2. Revolving Credit Agreement, dated as of September 20, 1994 (together with all amendments and modifications thereto), by and between ECC Simulation Limited ("Simulation," and, together with ECC, the "Borrowers"), and the Bank and all of the documents, instruments and agreements executed in connection therewith (collectively, the "Simulation Loan Documents" and, together with the ECC Loan Documents, the "Loan Documents").

         Terms capitalized but not defined herein shall have the meanings ascribed thereto in the Loan Documents.

         The Borrowers have requested that the Bank agree to modify Section P.1 of the Term Loan and Revolving Credit Agreement and Section N.1 of the Revolving Credit Agreement to substitute $6,000,000.00 for $3,000,000.00 where it appears therein (representing the maximum amount ECC may lend to Simulation) (the "Modification") and the Bank has agreed to do so pursuant to the terms hereof, such Modification to be effective as of 3/16/98.
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         The Borrowers hereby affirm, as of the date hereof, the representations and warranties set forth in the Loan Documents exactly as if they were made on and as of the date hereof, except where disclosed to the Bank in writing prior to the date hereof or where immaterial. The Borrowers represent and warrant that there is no breach of any term, covenant or provision of the Loan Documents (other than as set forth above) and that no Event of Default or other event which, with the passage of time, the giving of notice, or both, would become an Event of Default has occurred and is continuing. The Borrowers agree that the Loan Documents are binding and enforceable against the Borrowers pursuant to the terms thereof and the Borrowers have no defenses, set-offs, or counterclaims to their obligations thereunder.

         In reliance upon the Borrowers' reaffirmation and representations and warranties stated above, and notwithstanding the terms of the Loan Documents, the Bank agrees to the Modification.

         The foregoing Modification is effective only in this instance and for the purpose for which it is given. All other terms, covenants and conditions of the Loan Documents are hereby reaffirmed, ratified and confirmed in all respects and shall remain in full force and effect. Nothing contained herein is intended to be or shall be construed as a waiver of any other default or any of the Bank's rights and remedies under the Loan Documents and applicable law, all of which are expressly reserved and preserved.

         Please acknowledge your receipt and acceptance of this letter by signing below (and having the guarantors identified below also sign where indicated) and returning a copy to the Bank. Upon the Bank's receipt of an executed copy of this letter, this letter will become effective.


                                            Sincerely yours,

                                            FIRST UNION NATIONAL BANK



                                            By:  /s/ Stephanie Micua
                                               ----------------------------
                                            Name:  Stephanie Micua
                                            Title: Asst. Vice President




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THE UNDERSIGNED ACKNOWLEDGE, CONSENT AND AGREE TO THE FOREGOING TERMS, COVENANTS
AND CONDITIONS AND AGREE TO BE BOUND THEREBY.


Date:  March 16, 1998


                                            BORROWER
ATTEST:                                     ECC INTERNATIONAL CORP.


By:  /s/ Relland Winand                     By:  /s/ George W. Murphy
    ------------------------------              ------------------------------
Name:  Relland Winand                       Name:  George W. Murphy
Title: Vice President, Finance              Title: President


                                            GUARANTOR
ATTEST:                                     ECC SIMULATION LIMITED


By:  /s/ Relland Winand                     By:  /s/ George W. Murphy
    ------------------------------              ------------------------------
Name:  Relland Winand                       Name:  George W. Murphy
Title: Secretary                            Title: President


                                            GUARANTOR
ATTEST:                                     EDUCATIONAL COMPUTER CORPORATION


By:  /s/ Relland Winand                     By:  /s/ George W. Murphy
    ------------------------------              ------------------------------
Name:  Relland Winand                       Name:  George W. Murphy
Title: Secretary/Treasurer                  Title: President


                                            GUARANTOR
ATTEST:                                     ECC INTERNATIONAL, INC.


By:  /s/ Relland Winand                     By:  /s/ George W. Murphy
    ------------------------------              ------------------------------
Name:  Relland Winand                       Name:  George W. Murphy
Title: Secretary/Treasurer                  Title: President


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                                            BORROWER
ATTEST:                                     ECC SIMULATION LIMITED


By:  /s/ Relland Winand                     By:  /s/ George W. Murphy
    ------------------------------              ------------------------------
Name:  Relland Winand                       Name:  George W. Murphy
Title: Secretary                            Title: President


                                            GUARANTOR
ATTEST:                                     EDUCATIONAL COMPUTER CORPORATION


By:  /s/ Relland Winand                     By:  /s/ George W. Murphy
    ------------------------------              ------------------------------
Name:  Relland Winand                       Name:  George W. Murphy
Title: Secretary/Treasurer                  Title: President


                                            GUARANTOR
ATTEST:                                     ECC INTERNATIONAL, INC.


By:  /s/ Relland Winand                     By:  /s/ George W. Murphy
    ------------------------------              ------------------------------
Name:  Relland Winand                       Name:  George W. Murphy
Title: Secretary/Treasurer                  Title: President


                                            GUARANTOR
ATTEST:                                     ECC INTERNATIONAL CORP.


By:  /s/ Relland Winand                     By:  /s/ George W. Murphy
    ------------------------------              ------------------------------
Name:  Relland Winand                       Name:  George W. Murphy
Title: Vice President, Finance              Title: President



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